SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): July 27, 1998
                                                  -------------


                            First Lehigh Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Pennsylvania                 33-71712               23-2218479
  ----------------------------        ------------        -------------------
  (State or other jurisdiction        (Commission          (I.R.S. Employer
        of incorporation)             File Number)        Identification No.)


         1620 Pond Road, Allentown, Pennsylvania             18104
         ----------------------------------------          ----------
         (Address of principal executive offices)          (Zip Code)



       Registrant's telephone number, including area code: (610) 398-6660
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

     Resignation of James L. Leuthe

     On July 27, 1998, James L. Leuthe resigned as Chairman of the Board of Directors, Acting President and director of Registrant. John H. McKeever was appointed as Chairman of the Board of Directors and Acting President of Registrant. On August 5, 1998, the Board of Directors appointed Wilbur R. Roat as President and Chief Executive Officer of Registrant and George M. Baltozar as Vice President of Registrant.

     Consolidation Agreement with Patriot Bank Corp.

     On July 28, 1998, Registrant entered into an Agreement and Plan of Consolidation (the "Consolidation Agreement") with Patriot Bank Corp., a Delaware corporation ("Patriot"), pursuant to which Registrant and Patriot will consolidate (the "Consolidation") into a newly formed Pennsylvania business corporation to be named Patriot Bank Corp. ("PBC"). In connection with the Consolidation Agreement, First Lehigh Bank, Registrant's wholly owned subsidiary bank, and Patriot Bank, Patriot's wholly owned subsidiary bank, entered into a Bank Plan of Merger (the "Bank Plan of Merger"), pursuant to which, upon consum mation of the Consolidation, First Lehigh Bank will be merged (the "Bank Merger") with and into Patriot Bank, with Patriot Bank surviving the Bank Merger. The Consolidation is subject to the approval of the shareholders of Registrant and the shareholders of Patriot, and the Consolidation and the Bank Merger are subject to various regulatory approvals, including the approval of the Board of Governors of the Federal Reserve System and the Pennsylvania Department of Banking.

     The Consolidation Agreement provides that, upon consummation of the Consolidation;

     (1) Each outstanding share of common stock of Patriot shall be converted into a right to receive one share of common stock of PBC, and

     (2) Each outstanding share of Common Stock and Senior Preferred Stock of Registrant will be converted into the right to receive:

         (a) If the market value per share of common stock of Patriot during the 20- day pricing period as set forth in the Consolidation Agreement (the "Patriot Market Value") is greater than or equal to $14.71 and less than or equal to $17.97, then .428 shares of common stock of PBC.

         (b) If the Patriot Market Value is less than $14.71, then that number of shares of common stock of PBC equal to $6.30 divided by the Patriot Market Value, provided that if the Patriot Market Value is less than $13.07, Patriot shall have the option to elect, by written notice to Registrant, subject to Registrant's right to terminate the Consolidation Agreement if the Patriot Market Value is less than $12.26, to have the exchange ratio for Registrant's Common Stock and Senior Preferred Stock be equal to that number of shares of common stock of PBC equal to $6.30 divided by $13.07.

         (c) If the Patriot Market Value is greater than $17.97, then that number of shares of common stock of PBC equal to $7.69 divided by the Patriot Market Value;


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


provided that if on or prior to the effective date of the Consolidation there has been any public announcement of a proposed acquisition or sale of all or substantially all of Patriot's assets or a merger, consolidation or similar transaction involving Patriot in which Patriot is not the surviving entity or in which shareholders of Patriot before such transaction will not hold in the aggregate shares of the surviving or new corporation to be outstanding immediately after the consummation thereof entitled to cast at least a majority of the votes entitled to be cast generally for the election of directors, the exchange ratio shall be .428.

     (3) Each share of Series A Preferred Stock of Registrant will be converted into the right to receive:

         (a) If the Patriot Market Value is greater than or equal to $14.71 and less than or equal to $17.97, then .342 shares of common stock of PBC.

         (b) If the Patriot Market Value is less than $14.71, then that number of shares of common stock of PBC equal to $5.04 divided by the Patriot Market Value, provided that if the Patriot Market Value is less than $13.07, Patriot shall have the option to elect, by written notice to Registrant, subject to Registrant's right to terminate the Consolidation Agreement if such market value is less than $12.26, to have the exchange ratio for Registrant's Common Stock and Senior Preferred Stock be equal to that number of shares of common stock of PBC equal to $5.04 divided by $13.07.

         (c) If the Patriot Market Value is greater than $17.97, then that number of shares of common stock of PBC equal to $6.15 divided by the Patriot Market Value; provided that if on or prior to the effective date of the Consolidation there has been any public announcement of a proposed acquisition or sale of all or substantially all of Patriot's assets or a merger, consolidation or similar transaction involving Patriot in which Patriot is not the surviving entity or in which shareholders of Patriot before such transaction will not hold in the aggregate shares of the surviving or new corporation to be outstanding immediately after the consummation thereof entitled to cast at least a majority of the votes entitled to be cast generally for the election of directors, the exchange ratio shall be .342.

     Upon consummation of the Consolidation, each outstanding and unexercised stock option to purchase shares of common stock of Registrant and each outstanding and unexercised stock option to purchase shares of common stock of Patriot shall be converted into options to purchase shares of common stock of PBC for such exercise prices and for the number shares adjusted in accordance with the exchange ratios set forth above.

     For further information regarding the terms and conditions of the Consolidation Agreement and the Bank Plan of Merger, reference is made to the Consolidation Agreement and the Bank Plan of Merger filed as Exhibit 1 and
Exhibit 2 hereto, respectively, and incorporated herein by reference.

     Concurrently with the execution of the Consolidation Agreement, Registrant granted Patriot an option to acquire, under certain circumstances, up to 19.9% of the outstanding shares of Common Stock of Registrant pursuant to a Stock Option Agreement (the "Stock Option Agreement"). For further information regarding the terms and conditions of the


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


Stock Option Agreement, reference is made to the Stock Option Agreement filed as
Exhibit 3 hereto and incorporated herein by reference.

     James L. Leuthe, the owner of 700,000 shares of Common Stock of Registrant and 400,000 shares of Series A Preferred Stock, also entered into a Standstill Agreement (the "Standstill Agreement") with Patriot dated as of July 27, 1998, pursuant to which Mr. Leuthe has agreed, among other things, to use his best efforts to cause the transactions contemplated by the Consolidation Agreement to be consummated and comply with certain restrictions on the voting and disposition of (i) his shares of capital stock of Registrant and (ii) his shares of common stock of PBC upon consummation of the Consolidation. For further information regarding the terms and conditions of the Standstill Agreement, reference is made to the Standstill Agreement filed as Exhibit 4 hereto and incorporated herein by reference.

     Exhibit 5 to this Form 8-K Report is the press release regarding the Consolidation issued jointly by Registrant and Patriot on July 28, 1998.

Item 7.  Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired:

             Not applicable.

         (b) Pro forma financial information:

             Not applicable.

         (c) Exhibits:

               99.1. Agreement and Plan of Consolidation dated as of July 28, 1998 between First Lehigh Corporation and Patriot Bank Corp.

               99.2. Bank Plan of Merger dated as of July 28, 1998 between First Lehigh Bank and Patriot Bank Corp.

               99.3. Stock Option Agreement dated as of July 28, 1998 between First Lehigh Corporation and Patriot Bank Corp.

               99.4. Standstill Agreement dated as of July 27, 1998 between James L. Leuthe and Patriot Bank Corp.

               99.5. Joint Press Release dated July 28, 1998 issued by First Lehigh Corporation and Patriot Bank Corp.


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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FIRST LEHIGH CORPORATION


Date:  August 6, 1998                       By: /s/ Wilbur R. Roat
                                                -------------------------------
                                                Wilbur R. Roat,
                                                President and
                                                Chief Executive Officer


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                                  EXHIBIT INDEX


  Exhibit No.                    Exhibit Description
  -----------                    -------------------

      99.1 Agreement and Plan of Consolidation dated as of July 28, 1998 between First Lehigh Corporation and Patriot Bank Corp.

      99.2 Bank Plan of Merger dated as of July 28, 1998 between First Lehigh Bank and Patriot Bank Corp.

      99.3 Stock Option Agreement dated as of July 28, 1998 between First Lehigh Corporation and Patriot Bank Corp.

      99.4 Standstill Agreement dated as of July 27, 1998 between James L. Leuthe and Patriot Bank Corp.

      99.5 Joint Press Release dated July 28, 1998 issued by First Lehigh Corporation and Patriot Bank Corp.


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